UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Collins Avenue

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information discussed under Item 7.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On May 2, 2023, Starwood Real Estate Income Trust, Inc., a Maryland corporation (“SREIT” or the “Company”), released a presentation providing certain information regarding the Company. A summary of the presentation is set forth below, and the full presentation is posted on the Company’s website at www.starwoodnav.reit under the resources section.

SREIT Q1 2023 Update

Q1 Performance Review1

SREIT has delivered a 12.4% annualized net return over the prior three years, and an 11.5% annualized net return inception to March 31, 2023 to investors. SREIT’s first quarter performance was -1.9%. The change in value of SREIT’s interest rate hedges had the most significant impact on total return in each month of the quarter. While lower interest rates presented a short-term negative to SREIT’s net asset value (“NAV”), a lower yield environment is supportive of higher real estate values over the long-term.

Key Drivers of Real Estate Performance

We believe the key drivers of differentiated performance, not in a single month, but over the course of the next few years will be asset class selection, market selection, and debt structuring. This update will discuss why we believe SREIT is well-positioned in each of these three areas.

1. Asset Class Selection

SREIT has invested in high-quality, stabilized, income producing real estate. As of March 31, 2023, SREIT’s portfolio has $29 billion of total asset value.2, SREIT owns 715 properties across the United States and Europe. Portfolio occupancy averaged 95% during the quarter ended March 31, 2023.3

In total, 93% of SREIT’s portfolio is invested in asset classes that we believe are well-positioned for today’s environment. This includes 83% in rental housing and industrial, two of the best performing asset classes today.

•

Rental Housing (70%): The portfolio has remained 95% to 96% occupied since inception.[4] Rent growth across market rate multifamily and single-family rental (approximately 2/3 of our rental residential portfolio) remains above inflation at 6% over the last quarter. Affordable housing (approximately 1/3 of our rental residential portfolio) is expected to see 8-10% rent increases this summer when HUD finalizes legal/allowable rent figures.[5] We believe affordability is a key factor in driving underlying rental housing performance. The average rent in our multifamily portfolio is approximately $1,450 per month, which is 25% more affordable than the median U.S. rent payment of $1,940 and 42% more affordable than the median U.S. mortgage payment of $2,510.[6]

•

Industrial (13%): The portfolio remained 98% to 100% occupied since inception and has four years of average lease duration remaining. Over the last quarter, as SREIT’s industrial leases have expired, rent increases have averaged 53%, which is creating substantial value.[7]

2. Market Selection

SREIT has been investing in the high-growth Sunbelt markets for more than a decade due to higher levels of job, income, and population growth, as well as low-to-no income taxes and better relative affordability when compared to the major gateway markets. SREIT’s portfolio is 75% allocated to the southeast and southwest. Our two biggest concentrations are in Florida and Texas — nearly 30% of our portfolio is in these two states. Importantly, we have been more overweight in the southeast, with 58% allocated to these markets, and 17% allocated to the southwest.

We have almost no exposure to the higher cost markets like New York, California, and Illinois, which are currently seeing population declines. Over the last 30-years, cumulative household formation in the markets where SREIT has invested have been 37 percentage points higher than the national average, and from 2019-2022, SREIT markets saw a population growth rate that was 40x that of non-SREIT markets.8 We continue to believe that cost-of-living will be a driving force for these markets in the years to come.

3. Debt Structuring

Currently, 98% of SREIT’s debt is effectively fixed at approximately 3.3% and has more than five years of duration remaining.9 In addition, we have minimal debt maturities over the next three years with 1% maturing in 2023, 1% maturing in 2024, and 9% maturing in 2025. We believe that this will help SREIT navigate through the current market turbulence.

Update on Liquidity

At the end of March 2023, SREIT had access to approximately $2.1 billion of liquidity or 16% of NAV in the form of cash, marketable securities, and lines of credit. We believe that the monthly and quarterly repurchase limitations, combined with our liquidity position, protect investors and enhance our ability to properly navigate through a challenging environment.

As repurchases subside, we believe the strongest investing opportunities today are in (i) real estate debt or structured equity – due to the dislocated lending environment, and (ii) rental housing and industrial assets – where there are strong fundamentals but opportunities arise from sellers with weaker capital structures.

Summary: SREIT Positioning

We own good quality assets, in the better performing sectors (overweight in the rental housing and industrial sectors), across the right markets in the southeast and southwest United States, with some modest international exposure. Importantly, we have almost no exposure to challenged components of real estate, including commodity or Class B/C office and retail. We believe our portfolio is uniquely positioned. It would be very challenging to replicate our portfolio construction in the scale we have given the very limited transaction volume and where interest rates are today. Our debt, in particular, is irreplaceable at 3.3% interest rates and five years of duration remaining.

Not all real estate is created equal and we continue to emphasize that asset class selection, market selection, and debt structuring will be the key drivers of real estate performance moving forward.

Disclosures

Past performance does not guarantee future results. Financial data is estimated and unaudited. All figures as of March 31, 2023 unless otherwise noted. Opinions expressed reflect the current opinions of SREIT as of the date appearing in the materials only and are based on SREIT’s opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Starwood Proprietary Data. Certain information and data provided herein is based on Starwood REIT Advisor, L.L.C.’s (“Starwood”) proprietary knowledge and data. Portfolio companies may provide proprietary market data to Starwood, including about local market supply and demand conditions, current market rents and operating expenses, capital expenditures and valuations for multiple assets. Such proprietary market data is used by Starwood to evaluate market trends as well as to underwrite potential and existing investments. While Starwood currently believes that such information is reliable for purposes used herein, it is subject to change, and reflects Starwood’s opinion as to whether the amount, nature and quality of the data is sufficient for the applicable conclusion, and no representations are made as to the accuracy or completeness thereof.

Third Party Information. Certain information contained in this material has been obtained from sources outside Starwood, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Starwood, SREIT, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information.

Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.

1.

Represents Class I shares. For performance of SREIT’s other share classes, please visit www.starwoodnav.reit/performance. Returns shown reflect the percent change in the NAV per share from the beginning of the applicable period, plus the amount of any distribution per share declared in the period. All returns shown assume reinvestment of distributions pursuant to SREIT’s distribution reinvestment plan, are derived from unaudited financial information, and are net of all SREIT expenses, including general and administrative expenses, transaction-related expenses, management fees, performance participation allocation, and share class-specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Three year returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). Inception to date returns are annualized utilizing a compounding method and consistent with the IPA Practice Guideline 2018, as reported in the IPA/Stanger Monitor (initial issuance in Q1 2019). The inception date for each of the Class I, S, D and T shares is December 21, 2018. The returns have been prepared using unaudited data and valuations of the underlying investments in SREIT’s portfolio, which are estimates of fair value and form the basis for SREIT’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. As return information is calculated based on NAV, return information presented will be impacted should the assumptions on which NAV was determined prove to be different. Past performance is not necessarily indicative of future results. Year to date returns are not annualized.

2.

Total asset value is measured as the gross asset value of real estate assets (based on fair value) plus the total fair value of real estate-related securities as well as the addition of any other assets (including cash or any other cash equivalents, but excluding cash associated with subscriptions received in advance).

3.

Reflects real estate property investments only and does not include real estate debt investments. Occupancy is weighted by the total real estate asset value of all real estate properties, excluding hospitality. For our multifamily investments, occupancy represents the percentage of all leased units divided by the total unit count as of the date indicated. For our office and industrial investments, occupancy represents the percentage of all leased square footage divided by the total available square footage as of the date indicated.

4.	Excluding lease-ups.
5.	Affordable Housing estimated rents reflect Starwood Proprietary Data and expectations of market/legal rent growth.
6.

Redfin as of April 6, 2023. The average rent in our multifamily portfolio is approximately $1,450 per month, which is 25% more affordable than the median U.S. rent payment of $1,940, 42% more affordable than the median U.S. mortgage payment of $2,510, and 65% more affordable than the median New York City rent payment of $4,175.

7.

Rent increases on recent SREIT industrial leasing represent leasing spreads and compare new or renewal rents to prior rents or expiring rents, as applicable. Vacancy reflects trailing 12-month average in SREIT’s industrial portfolio.

8.	Starwood Capital Group and John Burns Real Estate Consulting Data.
9.	Fixed-rate includes fixed-rate debt plus floating-rate debt that is hedged with interest rate caps and swaps.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statement Disclosure

This material contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will, “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, future operations, repurchases, acquisitions, future performance and statements regarding identified but not yet closed acquisitions. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in SREIT’s annual report for the most recent fiscal year, and any such updated factors included in SREIT’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or SREIT’s public filings). Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: May 2, 2023	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary